UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) July 21, 2006

FPIC Insurance Group, Inc.
(Exact Name of Registrant as Specified in its Charter)

Florida
(State Jurisdiction of Incorporation)

1-11983	59-3359111
(Commission file number)	(IRS Employer Identification No.)

225 Water Street, Suite 1400 Jacksonville, Florida 32202 (904) 354-2482 www.fpic.com

_______________________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

On July 21, 2006, the Board of Directors of the registrant approved and adopted Amended and Restated Bylaws effective as of July 21, 2006. The amendments effected by the Amended and Restated Bylaws include the following:

General Changes

The duties and responsibilities of the President have been reassigned to the Chief Executive Officer.

Article I
Meetings of Shareholders

Section 2. Special Meetings. The authority of the Secretary of the registrant to call special meetings of the shareholders contained in the previous version of the Amended and Restated Bylaws has been removed.

Section 3. Notice. This section has been amended to allow notices to be given in any manner permitted by law, rather than by specified methods.

Section 6. Voting Rights. This section has been amended to make it consistent with the registrant’s Restated Articles of Incorporation, which permit the registrant to issue series of preferred stock without voting rights or with voting rights other than one vote per share.

Section 7. Quorum and Voting Requirements. No substantive changes were made to this section. Clarifying language was added merely conforming this section to Florida law, including provisions of Florida law concerning the required vote for election of directors.

Section 8. Proxies. This section has been amended to allow proxies to be given in any manner permitted by law.

Section 10. Presiding Officers; Conduct of Meetings. This section has been amended to provide that, unless otherwise determined by the registrant’s Board of Directors, the Chief Executive Officer, or in the absence of the Chief Executive Officer, the Chairman of the Board of Directors or such other person appointed by the Board of Directors, shall act as chairman of any meeting of shareholders. Also, this section has been amended to provide that the chairman of the meeting is to appoint the recording officer of the meeting and to provide expressly that the chairman of the meeting shall have the right and authority to determine and maintain the rules, regulations and procedures for the proper conduct of the meeting.

Article II
Directors

Section 2. Qualifications. This section has been amended to remove the “grandfathering” exception to the 70-year age limit for election as a director.

Section 3. Number. This section, which merely contains the requirement contained in the registrant’s Restated Articles of Incorporation, has been added.

Section 4. Chairman and Vice Chairman of the Board of Directors. This provision has been moved from “Article III Officers” to make it clear that these are not officer positions.

Section 5. Compensation. This section has been streamlined, but no substantive changes have been made.

Section 9. Executive and Other Board Committees. This section has been amended to provide (i) only for an executive committee and such other committees as the Board of Directors may determine from time to time, (ii) that, consistent with the charter of the Governance Committee of the Board of Directors, committee members are to be recommended jointly by the Chairman of the Board of Directors, the Vice Chairman of the Board of Directors and the Governance Committee and that chairmen of committees are to be appointed by the Chairman of the Board and (iii) that in the absence of requirements specified by the Board of Directors with respect to the conduct of committee meetings, the provisions of the Amended and Restated Bylaws applicable to the Board of Directors generally shall also apply to committees.

Under the previous version of the Amended and Restated Bylaws, various standing committees were specified.

Article III
Officers

This Article was amended:

•
to provide that the officers of the registrant are to consist of the Chief Executive Officer, the Chief Financial Officer, the Secretary, and as the Board of Directors may determine the business of the registrant requires, a President, one or more Vice Presidents, and such other additional officers as are desirable in its opinion for the conduct of business of the registrant (the previous version of the Amended and Restated Bylaws provided for a President, one or more Vice Presidents, a Controller, a Treasurer and a Secretary);

•	to move the provisions related to the Chairman and Vice Chairman of the Board of Directors to “Article II Directors”;

•	to assign to the Chief Executive Officer the duties and responsibilities previously assigned to the President;

•
to provide that the President, the Chief Financial Officer and the Vice Presidents shall have the duties and responsibilities assigned to them by the Board of Directors or the Chief Executive Officer; and

•	to prescribe the manner in which authority to bind the registrant to obligations is to be determined.

Article V
Stock and Certificates

This article was amended, among streamlining changes, to add provisions relating to the possible issuance by the registrant of uncertificated shares of capital stock.

Article IX
Amendment of Bylaws

This provision was amended to clarify that the Amended and Restated Bylaws may be amended by a majority vote of the number of directors then comprising the Board of Directors; the previous version of the Amended and Restated Bylaws merely provided that such amendment could be effected by the Board of Directors “by a majority vote.”

Item 8.01.	Other Events.

In connection with the adoption and approval of Amended and Restated Bylaws at its meeting held on July 21, 2006, the registrant’s Board of Directors:

•	changed the name of the Board Governance Committee of the Board of Directors to the “Governance Committee”;

•	terminated the existence of the Bylaws Committee of the Board of Directors and transferred its duties to the Governance Committee;

•
transferred the duties of the Budget and Compensation Committee of the Board of Directors with respect to the budgeting function of the registrant to the Strategic Planning Committee of the Board of Directors and changed the name of the Budget and Compensation Committee to the “Compensation Committee”; and

•	confirmed the existence of the following standing committees of the Board of Directors:

Audit Committee
Compensation Committee
Executive Committee
Governance Committee
Investment Committee
Nominating Committee
Strategic Planning Committee

Item 9.01.	Financial Statements and Exhibit.

(d)	Exhibit
	Exhibit Number	Description of Exhibit

3.1	Amended and Restated Bylaws of FPIC Insurance Company, Inc. effective July 21, 1006

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

July 25, 2006
FPIC Insurance Group, Inc.

	By:	/s/ John R. Byers
John R. Byers President and Chief Executive Officer

FPIC Insurance Group, Inc.
Exhibit Index to Form 8-K

Exhibit Number	Description of Exhibit
3.1	Amended and Restated Bylaws of FPIC Insurance Group, Inc. effective July 21, 2006